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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


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                            Orchid BioSciences, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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The following is the text of a press release issued by Orchid BioSciences, Inc.
on March 28, 2003:


FOR IMMEDIATE RELEASE
---------------------

Contact:

Orchid BioSciences
(609) 750-2221
Tracy J. Henrikson
Director, Corporate Communications


                 ORCHID BIOSCIENCES, INC. GRANTED TEMPORARY STAY
                   TO REMAIN LISTED ON NASDAQ NATIONAL MARKET

PRINCETON, N.J., Mar. 28, 2003 - Orchid BioSciences, Inc. (Nasdaq: ORCH) today announced that a Nasdaq Listing Qualifications Panel has determined that it will continue to list the Company's common stock on the Nasdaq National Market through June 24, 2003. This additional 90-day period will enable Orchid to continue to make progress in strengthening its business and potentially to complete a reverse stock split to regain compliance with the $1.00 minimum bid price requirement.

Orchid received a notice from Nasdaq in January 2003 indicating that the Company failed to comply with the $1.00 minimum bid price required for continued listing by Marketplace Rule 4450(a)(5) and that its common stock was subject to delisting from the Nasdaq National Market. Orchid subsequently made a formal appeal to maintain the Company's listing on the Nasdaq National Market and a hearing was held before a Nasdaq Listing Qualifications Panel in February 2003.

Orchid has implemented a number of actions during the past several months that are designed to enhance its overall business, reduce its operating losses and strengthen its cash position. Orchid recently announced that it has requested and received from Nasdaq an exception to Nasdaq's shareholder approval requirements in connection with a proposed private financing of up to $16 million, which the Company expects to close on or about March 31, 2003. Orchid expects that these actions, as well as further initiatives currently being pursued, will help strengthen its share price going forward.

Orchid is seeking stockholder approval of a proposal to implement a reverse stock split at a special meeting of its stockholders to be held on April 15, 2003. If approved, Orchid expects the reverse stock split to enable it to regain compliance with the minimum bid price requirement.

There can be no assurance that the Nasdaq Qualifications Panel will decide to allow Orchid to remain listed or that Orchid's actions will prevent the delisting of its common stock from the Nasdaq National Market after June 24, 2003.
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In connection with the proposed reverse stock split, stockholders of Orchid are urged to read the definitive proxy statement as filed with the Securities and Exchange Commission, because it contains important information about Orchid and the proposed split. The definitive proxy statement has been sent to stockholders of Orchid seeking their approval of the proposed reverse stock split. Investors and security holders can obtain free copies of the proxy statement by contacting Investor Relations at (609) 750-2324. Investors and security holders may obtain free copies of the proxy statement and other documents filed by Orchid with the SEC at the SEC's web site at www.sec.gov. Orchid and its directors may be deemed to be participants in the solicitation of proxies from Orchid's stockholders in connection with the proposed reverse stock split. Orchid's directors may be deemed to have interests in the reverse stock split, including as a result of holding options or shares of Orchid stock. Information about the directors of Orchid and their ownership of Orchid common stock is set forth in the definitive proxy statement.

About Orchid BioSciences
------------------------
Orchid BioSciences is the leading provider of services and products for profiling genetic uniqueness. Orchid's interlocking strategic business units address distinctive markets that together represent a unique balance of established, predictable growth, such as forensic and paternity DNA testing, and large upside potential, like pharmacogenetics-based personalized healthcare. All leverage Orchid's network of accredited genotyping laboratories, its leading technologies and its expertise in genetic analysis. Orchid provides identity genomics testing for forensics and paternity through Orchid Cellmark and Orchid GeneScreen, and also provides public health genotyping services. Orchid GeneShield is developing pharmacogenetics-based programs designed to accelerate the adoption of personalized healthcare. More information on Orchid can be found at www.orchid.com.



All statements in this press release that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act as amended, including statements regarding: Orchid's ability to consummate the proposed financing on or about March 31, 2003, or at all, the expectation that contemplated actions and further initiatives will strengthen Orchid's share price, the expectation that the proposed reverse stock split will enable Orchid to regain compliance with the minimum bid price requirement and Orchid's ability to maintain listing on the Nasdaq National Market. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including, but not limited to, the ability of the potential investors to back out of the financing prior to the closing and the failure of Orchid's actions and initiatives to achieve their desired results. These risks and other additional factors affecting Orchid's business are discussed in the "Forward-Looking Statements" section of Orchid's Form 10-Q for the quarterly period ended September 30, 2002 and the "Overview" and "Risk Factors" sections of Orchid's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission. Orchid expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Orchid's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based, except as may be required by law.



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